SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 5, 1997


                              THE SOUTHERN COMPANY
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                  (Exact name of registrant as specified in its
                                    charter)

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         Delaware                   1-3526                  58-0690070
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  (State or other jurisdiction  (Commission File   (IRS Employer Identification
        of incorporation)           Number)                   No.)


               270 Peachtree Street, N.W., Atlanta, Georgia 30303
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               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code
                                 (770) 393-0650


                                       N/A
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              (Former name or former address, if changed since last
                                    report.)



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Item 5.         Other Events.

     On June 5, 1997, The Southern Company (the "Company"), Southern Company Capital Funding, Inc. ("Funding") and Southern Company Capital Trust III (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 8,000,000 7.75% Trust Preferred Securities (liquidation amount $25 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the registration statement (Registration Statement Nos. 333-28187, 333-28187-01 and 333-280187-02) of the
Company, Funding and the Trust.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits.

          1 Underwriting Agreement, dated June 5, 1997, among the Company, Funding, the Trust and Goldman, Sachs & Co.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     June 6, 1997                        THE SOUTHERN COMPANY


                                              By  /s/Tommy Chisholm
                                                     Tommy Chisholm
                                                       Secretary